UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2019

Central Index Key Number of the issuing entity: 0001757928

Wells Fargo Commercial Mortgage Trust 2018-C48

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001542105

Basis Real Estate Capital II, LLC

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-02	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed on December 20, 2018 (the “Form 8-K”), with respect to Wells Fargo Commercial Mortgage Trust 2018-C48. The purpose of this amendment is to correct a scrivener’s error in the document previously filed as Exhibit 4.1. Accordingly, Exhibit 4.1 to the Form 8-K is hereby amended and restated in its entirety by the corrected version of the agreement attached hereto as Exhibit 4.1. No other changes have been made to the Form 8-K other than the change described above.

Item  9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated December 20, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 20, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 10, 2018.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC., Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., BSPRT CMBS Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.6	Pooling and Servicing Agreement, dated and effective as of October 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the WFCM 2018-C47, Commercial Mortgage Pass-Through Certificates, Series 2018-C47.
99.7	Trust and Servicing Agreement, dated as of August 9, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuance of the BBCMS 2018-CHRS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS.

99.8	Pooling and Servicing Agreement, dated and effective as of September 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK14, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14.
99.9	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, LLC, as operating advisor, relating to the issuance of the Aventura Mall Trust 2018-AVM, Commercial Mortgage Pass-Through Certificates, Series 2018-AVM.
99.10	[Pooling and Servicing Agreement, dated and effective as of December 1, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2018-C2, Commercial Mortgage Pass-Through Certificates, Series 2018-C2.]
99.11	Pooling and Servicing Agreement, dated as of November 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian , Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2018-B7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B7.
99.12	Pooling and Servicing Agreement, dated and effective as of May 1, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, AEGON USA Realty Advisors, LLC, as Fair Oaks Mall special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK12, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK12.
99.13	Agreement Between Note Holders, dated as of November 6, 2018, by and between SPREF WH II LLC, as initial note A-1 holder, SPREF WH II LLC, as initial note A-2 holder, SPREF WH II LLC, as initial note A-3 holder, SPREF WH II LLC, as initial note A-4 holder, SPREF WH II LLC, as initial note A-5 holder, SPREF WH II LLC, as initial note A-6 holder, SPREF WH II LLC, as initial note A-7 holder and SPREF WH II LLC, as initial note A-8 holder, relating to the Sheraton Grand Nashville Whole Loan.
99.14	Agreement Between Note Holders, dated as of September 27, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2holder, Wells Fargo Bank, National Association, as initial note A-3 holder and Wells Fargo Bank, National Association, as initial note A-4 holder, relating to the Starwood Hotel Portfolio Whole Loan.

99.15	Co-lender Agreement, dated as of August 9, 2018, by and among Barclays Bank PLC, as initial note 1 holder, Société Générale, as initial note 2 holder and Deutsche Bank AG, New York Branch, as initial note 3 holder, relating to the Christiana Mall Whole Loan.
99.16	Agreement Between Note Holders, dated as of September 7, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, Column Financial, Inc. as initial note A-3 holder and Column Financial, Inc. as initial note A-4 holder, relating to the Prudential – Digital Realty Portfolio Whole Loan.
99.17	Co-lender Agreement, dated as of October 26, 2018, between Citi Real Estate Funding Inc. as note A-1 holder and Argentic Real Estate Finance LLC, as note A-2 holder, relating to the Danbury Commerce Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association, and Morgan Stanley Bank, N.A., relating to the Aventura Mall Whole Loan.
99.19	Agreement Between Note Holders, dated as of December 20, 2018, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder and Argentic Real Estate Finance LLC, as initial note A-2 holder, relating to the Lakeside Pointe & Fox Club Apartments Whole Loan.
99.20	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as initial note A-1 holder, Barclays Bank PLC, as initial note A-2 holder and Barclays Bank PLC, as initial note A-3 holder, relating to the Virginia Beach Hotel Portfolio Whole Loan.
99.21	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as initial note A-1 holder and Barclays Bank PLC, as initial note A-2 holder, relating to the Home Depot Technology Center Whole Loan.
99.22	Agreement Between Note Holders, dated as of September 26, 2018, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Citi Real Estate Funding Inc., as initial note A-3 holder, Barclays Bank PLC, as initial note A-4 holder, Barclays Bank PLC, as initial note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-7 holder and Citi Real Estate Funding Inc., as initial note A-8 holder, relating to the Liberty Portfolio Whole Loan.
99.23	Agreement Between Noteholders, dated as of April 27, 2018, by and between Bank of America, N.A., as initial note A-1-1 holder and initial note A-1-2 holder, Barclays Bank PLC, as initial note A-2-1 holder, initial A-2-2 holder and initial A-2-3 holder, Bank of America, N.A., as initial note B-1 holder, and Barclays Bank PLC, as initial note B-2 holder, relating to the Fair Oaks Mall Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

	By:	/s/ Lee Green
	Name:	Lee Green
	Title:	Managing Director

Dated: January 3, 2019

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated December 20, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 20, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 10, 2018.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC., Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., BSPRT CMBS Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.6	Pooling and Servicing Agreement, dated and effective as of October 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the WFCM 2018-C47, Commercial Mortgage Pass-Through Certificates, Series 2018-C47.
99.7	Trust and Servicing Agreement, dated as of August 9, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and

Wilmington Trust, National Association, as trustee, relating to the issuance of the BBCMS 2018-CHRS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS.
99.8	Pooling and Servicing Agreement, dated and effective as of September 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK14, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14.
99.9	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, LLC, as operating advisor, relating to the issuance of the Aventura Mall Trust 2018-AVM, Commercial Mortgage Pass-Through Certificates, Series 2018-AVM.
99.10	[Pooling and Servicing Agreement, dated and effective as of December 1, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2018-C2, Commercial Mortgage Pass-Through Certificates, Series 2018-C2.]
99.11	Pooling and Servicing Agreement, dated as of November 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian , Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2018-B7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B7.
99.12	Pooling and Servicing Agreement, dated and effective as of May 1, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, AEGON USA Realty Advisors, LLC, as Fair Oaks Mall special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK12, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK12.
99.13	Agreement Between Note Holders, dated as of November 6, 2018, by and between SPREF WH II LLC, as initial note A-1 holder, SPREF WH II LLC, as initial note A-2 holder, SPREF WH II LLC, as initial note A-3 holder, SPREF WH II LLC, as initial note A-4 holder, SPREF WH II LLC, as initial note A-5 holder, SPREF WH II LLC, as initial note A-6 holder, SPREF WH II LLC, as initial note A-7 holder and SPREF WH II LLC, as initial note A-8 holder, relating to the Sheraton Grand Nashville Whole Loan.
99.14	Agreement Between Note Holders, dated as of September 27, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2holder, Wells Fargo Bank, National Association, as initial note A-3 holder and

Wells Fargo Bank, National Association, as initial note A-4 holder, relating to the Starwood Hotel Portfolio Whole Loan.
99.15	Co-lender Agreement, dated as of August 9, 2018, by and among Barclays Bank PLC, as initial note 1 holder, Société Générale, as initial note 2 holder and Deutsche Bank AG, New York Branch, as initial note 3 holder, relating to the Christiana Mall Whole Loan.
99.16	Agreement Between Note Holders, dated as of September 7, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, Column Financial, Inc. as initial note A-3 holder and Column Financial, Inc. as initial note A-4 holder, relating to the Prudential – Digital Realty Portfolio Whole Loan.
99.17	Co-lender Agreement, dated as of October 26, 2018, between Citi Real Estate Funding Inc. as note A-1 holder and Argentic Real Estate Finance LLC, as note A-2 holder, relating to the Danbury Commerce Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association, and Morgan Stanley Bank, N.A., relating to the Aventura Mall Whole Loan.
99.19	Agreement Between Note Holders, dated as of December 20, 2018, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder and Argentic Real Estate Finance LLC, as initial note A-2 holder, relating to the Lakeside Pointe & Fox Club Apartments Whole Loan.
99.20	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as initial note A-1 holder, Barclays Bank PLC, as initial note A-2 holder and Barclays Bank PLC, as initial note A-3 holder, relating to the Virginia Beach Hotel Portfolio Whole Loan.
99.21	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as initial note A-1 holder and Barclays Bank PLC, as initial note A-2 holder, relating to the Home Depot Technology Center Whole Loan.
99.22	Agreement Between Note Holders, dated as of September 26, 2018, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Citi Real Estate Funding Inc., as initial note A-3 holder, Barclays Bank PLC, as initial note A-4 holder, Barclays Bank PLC, as initial note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-7 holder and Citi Real Estate Funding Inc., as initial note A-8 holder, relating to the Liberty Portfolio Whole Loan.
99.23	Agreement Between Noteholders, dated as of April 27, 2018, by and between Bank of America, N.A., as initial note A-1-1 holder and initial note A-1-2 holder, Barclays Bank PLC, as initial note A-2-1 holder, initial A-2-2 holder and initial A-2-3 holder, Bank of America, N.A., as initial note B-1 holder, and Barclays Bank PLC, as initial note B-2 holder, relating to the Fair Oaks Mall Whole Loan.